UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

Millennial Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

001-35478 (Commission File No.)	20-5087192 (IRS Employer Identification No.)

2400 Boston Street, Suite 201

 Baltimore, Maryland 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBITS

Explanatory Note

Pursuant to an Agreement and Plan of Merger dated as of February 15, 2013 and amended as of March 31, 2013, by and among Millennial Media, Inc. (the “Registrant”), Mojo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (“Merger Sub” ), Metaresolver, Inc., a Delaware corporation (“Metaresolver”) and Michael Dearing, as Stockholders’ Representative, the Registrant effected a merger of Merger Sub with and into Metaresolver (the “Merger”). Upon consummation of the Merger, Merger Sub ceased to exist as a separate corporate entity, and Metaresolver became a wholly owned subsidiary of the Registrant. The Merger closed on April 1, 2013.

The Registrant reported the closing of the Merger under Item 2.01 of its Current Report on Form 8-K filed on April 5, 2013 and undertook therein to file with the Securities and Exchange Commission (the “Commission”) the financial statements required by Item 9.01(a) of Form 8-K (the “Historical Financial Statements”) and the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”), in each case, in connection with the closing of the Merger, by amendment to the Form 8-K within 71 calendar days of April 5, 2013.

The Historical Financial Statements and the Pro Forma Financial Information are being filed herewith under Item 9.01 of this Current Report on Form 8-K/A (Amendment No. 1).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The balance sheet of Metaresolver as of December 31, 2012, statement of operations and comprehensive loss, statement of changes in stockholders’ equity, and statement of cash flows of Metaresolver for the period from March 12, 2012 (Date of Inception) through December 31, 2012 and the notes to the financial statements are included as Exhibit 99.1 and are hereby incorporated by reference.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet as of December 31, 2012, unaudited pro forma combined statement of operations for the year ended December 31, 2012 and the notes to unaudited pro forma combined financial statements are included as Exhibit 99.2 and are hereby incorporated by reference.

(d) Exhibits:

23.1        Consent of Ernst & Young LLP, Independent Auditor.

99.1        Financial statements of Metaresolver, Inc.

99.2        Unaudited pro forma combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MILLENNIAL MEDIA, INC.

Dated: June 14, 2013	By:	/s/ Ho Shin
		Name:	Ho Shin
		Title:	Chief Privacy Officer and General Counsel

EXHIBITS

23.1        Consent of Ernst & Young LLP, Independent Auditor.

99.1        Financial statements of Metaresolver, Inc.

99.2        Unaudited pro forma combined financial statements.